Exhibit 99.1

FOR IMMEDIATE RELEASE
FOR FURTHER INFORMATION CONTACT: Robin N. Lowe Chief Financial Officer T: 1-345-815-9919 E: Robin.Lowe@AltisourceAMC.com

Altisource Asset Management Corporation Reports Second Quarter 2015 Results

CHRISTIANSTED, U.S. Virgin Islands, August 10, 2015 (GLOBE NEWSWIRE) - Altisource Asset Management Corporation (“AAMC” or the “Company”) (NYSE MKT: AAMC) today announced financial and operating results for the second quarter of 2015.

Second Quarter 2015 Highlights:

•	Increased estimated taxable income for Altisource Residential Corporation (“Residential”) by 42% for the second quarter of 2015 compared to the second quarter of 2014.

•	Facilitated Residential’s declaration and payment of a $0.55 per share dividend.

•
Negotiated Residential’s agreement to purchase up to 1,325 single-family rental homes from Invitation Homes for an aggregate purchase price of $112.6 million. Transaction expected to close in August 2015.

•	Advised Residential on its completion of a third non-performing loan securitization in June 2015.

•	Transferred servicing of 4,342 of Residential’s loans with an aggregate UPB of $1.2 billion to its two new mortgage servicers.

•	Advised Residential on the sale of 189 re-performing mortgage loans for total proceeds of $34.6 million.

•	Initiated a program for Residential to acquire rental properties on a one-by-one basis using a proprietary valuation model. Expect to commence purchases in the third quarter of 2015.

•	Earned asset management fees of $5.4 million.

“In the second quarter of 2015, we took crucial steps to diversify Residential’s acquisition strategies to grow its single-family rental portfolio,” said Chairman and Chief Executive Officer George G. Ellison. “Although our asset management fees declined during the second quarter under the new asset management agreement, we believe the change in our fee structure with Residential promotes the long-term stability of both companies, aligns our incentives with Residential’s strategy of becoming a large single family rental home operator and better positions Residential for growth and improved returns. We believe this will enable AAMC to achieve stronger, more predictable fees in the future as Residential’s rental portfolio grows.”

Second Quarter 2015 Financial Results

Net income attributable to stockholders for the second quarter of 2015 totaled $0.7 million, or $0.27 per diluted share, compared to net income attributable to stockholders of $13.2 million, or $4.60 per diluted share, for the second quarter of 2014. Net income attributable to stockholders for the six months ended June 30, 2015 totaled $7.6 million, or $2.77 per diluted share, compared to net income attributable to stockholders of $20.1 million, or $7.00 per diluted share, for the six months ended June 30, 2014.

Webcast and conference call

The Company will host a webcast and conference call on Monday, August 10, 2015, at 10:00 a.m. Eastern Time to discuss its financial results for the second quarter of 2015. The conference call will be webcast live over the internet from the Company’s website at www.altisourceamc.com and can be accessed by clicking on the “Shareholders” link.

About AAMC

AAMC is an asset management company that provides portfolio management and corporate governance services to investment vehicles. Additional information is available at www.altisourceamc.com.

Forward-looking statements

This press release contains forward-looking statements that involve a number of risks and uncertainties. Those forward-looking statements include all statements that are not historical fact, including statements about management’s beliefs and expectations. Forward-looking statements are based on management’s beliefs as well as assumptions made by and information currently available to management. Because such statements are based on expectations as to future economic performance and are not statements of historical fact, actual results may differ materially from those projected. AAMC undertakes no obligation to update any forward-looking statements whether as a result of new information, future events or otherwise. The risks and uncertainties to which forward-looking statements are subject include, but are not limited to: AAMC’s ability to implement its business plan; AAMC’s ability to leverage strategic relationships on an efficient and cost-effective basis; its ability to compete; general economic and market conditions; governmental regulations, taxes and policies; availability of adequate and timely sources of liquidity and financing; and other risks and uncertainties detailed in the “Forward-Looking Statements,” “Risk Factors” and other sections of AAMC’s Annual Report on Form 10-K, its quarterly reports on Form 10-Q and its other filings with the Securities and Exchange Commission.

Altisource Asset Management Corporation
Consolidated Statements of Operations
(In thousands, except share and per share amounts)
(Unaudited)

	Three months ended June 30, 2015	Three months ended June 30, 2014	Six months ended June 30, 2015	Six months ended June 30, 2014

Revenues:
Rental revenues	$2,140	$181	$3,540	$250
Net unrealized gain on mortgage loans	42,209	105,042	103,343	170,172
Net realized gain on mortgage loans	19,272	10,819	34,654	20,140
Net realized gain on re-performing mortgage loans	254	—	405	—
Net realized gain on real estate	12,404	1,234	23,012	1,234
Interest income	240	81	480	189
Total revenues	76,519	117,357	165,434	191,985
Expenses:
Residential property operating expenses	16,857	3,253	29,316	4,303
Real estate depreciation and amortization	1,344	103	2,342	151
Real estate selling costs and impairment	8,839	2,879	23,530	3,233
Mortgage loan servicing costs	16,246	16,925	34,512	28,362
Interest expense	13,237	6,945	24,720	12,653
General and administrative	5,967	4,542	17,530	10,143
Related party general and administrative	—	2,675	—	3,598
Total expenses	62,490	37,322	131,950	62,443
Other income	—	786	—	786
Income before income taxes	14,029	80,821	33,484	130,328
Income tax expense (benefit)	194	(191)	337	575
Net income	13,835	81,012	33,147	129,753
Net income attributable to noncontrolling interest in consolidated affiliate	(13,092)	(67,782)	(25,516)	(109,695)
Net income attributable to common stockholders	$743	$13,230	$7,631	$20,058

Earnings per share of common stock – basic:
Earnings per basic share	$0.31	$5.87	$3.40	$8.68
Weighted average common stock outstanding – basic	2,218,533	2,255,278	2,211,357	2,310,931
Earnings per share of common stock – diluted:
Earnings per diluted share	$0.27	$4.60	$2.77	$7.00
Weighted average common stock outstanding – diluted	2,746,955	2,874,906	2,752,322	2,865,185

Altisource Asset Management Corporation
Consolidated Balance Sheets
(In thousands, except share and per share amounts)
(Unaudited)

	June 30, 2015	December 31, 2014
Assets:
Real estate held for use:
Land (from consolidated VIE)	$23,743	$14,424
Rental residential properties (net of accumulated depreciation of $3,351 and $1,062, respectively - from consolidated VIE)	97,533	60,908
Real estate owned (from consolidated VIE)	548,137	457,045
Total real estate held for use, net	669,413	532,377
Real estate assets held for sale (from consolidated VIE)	134,027	92,230
Mortgage loans at fair value (from consolidated VIE)	1,716,489	1,959,044
Mortgage loans held for sale (from consolidated VIE)	5,977	12,535
Cash and cash equivalents (including from consolidated VIE $70,502 and $66,166, respectively)	145,897	116,782
Restricted cash (from consolidated VIE)	18,459	13,282
Accounts receivable (including from consolidated VIE $45,981 and $10,313, respectively)	45,981	11,068
Related party receivables (from consolidated VIE)	—	17,491
Deferred leasing and financing costs, net (from consolidated VIE)	8,605	4,251
Prepaid expenses and other assets (including from consolidated VIE $6,184 and $373, respectively)	7,554	1,638
Total assets	$2,752,402	$2,760,698
Liabilities:
Repurchase and loan and security agreements (from consolidated VIE)	$810,236	$1,015,000
Other secured borrowings (from consolidated VIE)	523,925	324,082
Accounts payable and accrued liabilities (including from consolidated VIE $54,247 and $11,678, respectively)	57,375	16,726
Related party payables (including from consolidated VIE $0 and $4,879, respectively)	0	6,169
Total liabilities	1,391,536	1,361,977
Commitments and contingencies
Redeemable preferred stock:
Preferred stock, $0.01 par value, 250,000 shares issued and outstanding as of June 30, 2015 and December 31, 2014; redemption value $250,000	249,030	248,927
Equity:
Common stock, $.01 par value, 5,000,000 authorized shares; 2,509,844 and 2,207,369 shares issued and outstanding, respectively as of June 30, 2015 and 2,452,101 and 2,188,136 shares issued and outstanding, respectively, as of December 31, 2014	25	25
Additional paid-in capital	17,106	14,152
Retained earnings	61,702	54,174
Treasury stock, at cost, 302,475 shares as of June 30, 2015 and 263,965 shares as of December 31, 2014	(252,072)	(245,468)
Total stockholders' equity	(173,239)	(177,117)
Noncontrolling interest in consolidated affiliate	1,285,075	1,326,911
Total equity	1,111,836	1,149,794
Total liabilities and equity	$2,752,402	$2,760,698

The following tables set forth consolidating financial information which should be considered in addition to, and not as a substitute for, our consolidated financial statements presented in accordance with U.S. GAAP:

Altisource Asset Management Corporation
Consolidating Statement of Operations
Three months ended June 30, 2015
(In thousands)

	Residential (GAAP)	NewSource Stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Revenues:
Rental revenues	$2,140	$—	$—	$—	$2,140
Net unrealized gain on mortgage loans	42,209	—	—	—	42,209
Net realized gain on mortgage loans	19,272	—	—	—	19,272
Net realized gain on re-performing mortgage loans	254	—	—	—	254
Net realized gain on real estate	12,404	—	—	—	12,404
Interest income	240	161	—	(161)	240
Conversion fee	—	—	399	(399)	—
Base management fee	—	—	4,962	(4,962)	—
Expense reimbursements	—	—	—	—	—
Total revenues	76,519	161	5,361	(5,522)	76,519
Expenses:
Residential property operating expenses	16,857	—	—	—	16,857
Real estate depreciation and amortization	1,344	—	—	—	1,344
Real estate selling costs and impairment	8,839	—	—	—	8,839
Mortgage loan servicing costs	16,246	—	—	—	16,246
Interest expense	13,398	—	—	(161)	13,237
General and administrative	1,569	43	4,355	—	5,967
Related party general and administrative	5,151	210	—	(5,361)	—
Total expenses	63,404	253	4,355	(5,522)	62,490
Income (loss) before income taxes	13,115	(92)	1,006	—	14,029
Income tax expense	23	—	171	—	194
Net income (loss)	13,092	(92)	835	—	13,835
Net income attributable to noncontrolling interest in consolidated affiliate	—	—	—	(13,092)	(13,092)
Net income (loss) attributable to common stockholders	$13,092	$(92)	$835	$(13,092)	$743

Altisource Asset Management Corporation
Consolidating Statement of Operations
Six months ended June 30, 2015
(In thousands, unaudited)

	Residential (GAAP)	NewSource Stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Revenues:
Rental revenues	$3,540	$—	$—	$—	$3,540
Net unrealized gain on mortgage loans	103,343	—	—	—	103,343
Net realized gain on mortgage loans	34,654	—	—	—	34,654
Net realized gain on re-performing mortgage loans	405	—	—	—	405
Net realized gain on real estate	23,012	—	—	—	23,012
Interest income	480	321	—	(321)	480
Conversion fee	—	—	399	(399)	—
Base management fee	—	—	5,172	(5,172)	—
Incentive management fee	—	—	14,900	(14,900)	—
Expense reimbursements	—	—	750	(750)	—
Total revenues	165,434	321	21,221	(21,542)	165,434
Expenses:
Residential property operating expenses	29,316	—	—	—	29,316
Real estate depreciation and amortization	2,342	—	—	—	2,342
Real estate selling costs and impairment	23,530	—	—	—	23,530
Mortgage loan servicing costs	34,512	—	—	—	34,512
Interest expense	25,041	—	—	(321)	24,720
General and administrative	6,350	118	11,062	—	17,530
Related party general and administrative	20,801	420	2,000	(23,221)	—
Total expenses	141,892	538	13,062	(23,542)	131,950
Other income	2,000	—	—	(2,000)	—
Income (loss) before income taxes	25,542	(217)	8,159	—	33,484
Income tax expense	26	—	311	—	337
Net income (loss)	25,516	(217)	7,848	—	33,147
Net income attributable to noncontrolling interest in consolidated affiliate	—	—	—	(25,516)	(25,516)
Net income (loss) attributable to common stockholders	$25,516	$(217)	$7,848	$(25,516)	$7,631

Altisource Asset Management Corporation
Consolidating Statement of Operations
Three months ended June 30, 2014
(In thousands)

	Residential (GAAP)	NewSource Stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Revenues:
Rental revenues	$181	$—	$—	$—	$181
Net unrealized gain on mortgage loans	105,042	—	—	—	105,042
Net realized gain on mortgage loans	10,819	—	—	—	10,819
Net realized gain on real estate	1,234	—	—	—	1,234
Interest income	81	—	—	—	81
Base management fee	—	—	210	(210)	—
Incentive management fee	—	—	13,715	(13,715)	—
Expense reimbursements	—	—	1,789	(1,789)	—
Total revenues	117,357	—	15,714	(15,714)	117,357
Expenses:
Residential property operating expenses	3,253	—	—	—	3,253
Real estate depreciation and amortization	103	—	—	—	103
Real estate selling costs and impairment	2,879	—	—	—	2,879
Mortgage loan servicing costs	16,925	—	—	—	16,925
Interest expense	6,945	—	—	—	6,945
General and administrative	2,808	65	1,669	—	4,542
Related party general and administrative	17,467	210	712	(15,714)	2,675
Total expenses	50,380	275	2,381	(15,714)	37,322
Other income	383	399	4	—	786
Income before income taxes	67,360	124	13,337	—	80,821
Income tax (benefit) expense	(422)	—	231	—	(191)
Net income	67,782	124	13,106	—	81,012
Net income attributable to noncontrolling interest in consolidated affiliate	—	—	—	(67,782)	(67,782)
Net income attributable to common stockholders	$67,782	$124	$13,106	$(67,782)	$13,230

Altisource Asset Management Corporation
Consolidating Statement of Operations
Six months ended June 30, 2014
(In thousands)

	Residential (GAAP)	NewSource Stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Revenues:
Rental revenues	$250	$—	$—	$—	$250
Net unrealized gain on mortgage loans	170,172	—	—	—	170,172
Net realized gain on mortgage loans	20,140	—	—	—	20,140
Net realized gain on real estate	1,234	—	—	—	1,234
Interest income	189	—	—	—	189
Base management fee	—	—	521	(521)	—
Incentive management fee	—	—	24,626	(24,626)	—
Expense reimbursements	—	—	3,258	(3,258)	—
Total revenues	191,985	—	28,405	(28,405)	191,985
Expenses:
Residential property operating expenses	4,303	—	—	—	4,303
Real estate depreciation and amortization	151	—	—	—	151
Real estate selling costs and impairment	3,233	—	—	—	3,233
Mortgage loan servicing costs	28,362	—	—	—	28,362
Interest expense	12,653	—	—	—	12,653
General and administrative	3,846	95	6,202	—	10,143
Related party general and administrative	30,099	521	1,383	(28,405)	3,598
Total expenses	82,647	616	7,585	(28,405)	62,443
Other income	383	399	4	—	786
Income before income taxes	109,721	(217)	20,824	—	130,328
Income tax expense	26	—	549	—	575
Net income (loss)	109,695	(217)	20,275	—	129,753
Net income attributable to noncontrolling interest in consolidated affiliate	—	—	—	(109,695)	(109,695)
Net income (loss) attributable to common stockholders	$109,695	$(217)	$20,275	$(109,695)	$20,058

Altisource Asset Management Corporation
Consolidating Balance Sheet
June 30, 2015
(In thousands)

	Residential (GAAP)	NewSource stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)

Assets:
Real estate held for use:
Land	$23,743	$—	$—	$—	$23,743
Rental residential properties, net	97,533	—	—	—	97,533
Real estate owned	548,137	—	—	—	548,137
Total real estate held for use, net	669,413	—	—	—	669,413
Real estate assets held for sale	134,027	—	—	—	134,027
Mortgage loans at fair value	1,716,489	—	—	—	1,716,489
Mortgage loans held for sale	5,977	—	—	—	5,977
Cash and cash equivalents	70,502	5,092	70,303	—	145,897
Restricted cash	18,459	—	—	—	18,459
Accounts receivable	45,981	485	—	(485)	45,981
Related party receivables	—	14,991	6,524	(21,515)	—
Investment in affiliate	18,000	—	2,000	(20,000)	—
Deferred leasing and financing costs, net	8,605	—	—	—	8,605
Prepaid expenses and other assets	6,184	19	1,342	9	7,554
Total assets	$2,693,637	$20,587	$80,169	$(41,991)	$2,752,402
Liabilities:
Repurchase agreements	$810,236	$—	$—	$—	$810,236
Other secured borrowings	538,916	—	—	(14,991)	523,925
Accounts payable and accrued liabilities	54,247	1,619	1,994	(485)	57,375
Related party payables	5,163	1,361	—	(6,524)	—
Total liabilities	1,408,562	2,980	1,994	(22,000)	1,391,536
Commitments and contingencies	—	—	—	—	—
Redeemable preferred stock	—	—	249,030	—	249,030
Equity:
Common stock	572	—	25	(572)	25
Additional paid-in capital	1,227,246	20,000	17,106	(1,247,246)	17,106
Retained earnings (accumulated deficit)	57,257	(2,393)	64,086	(57,248)	61,702
Treasury stock	—	—	(252,072)	—	(252,072)
Total stockholders' equity	1,285,075	17,607	(170,855)	(1,305,066)	(173,239)
Noncontrolling interest in consolidated affiliate	—	—	—	1,285,075	1,285,075
Total equity	1,285,075	17,607	(170,855)	(19,991)	1,111,836
Total liabilities and equity	$2,693,637	$20,587	$80,169	$(41,991)	$2,752,402

Altisource Asset Management Corporation
Consolidating Balance Sheet
December 31, 2014
(In thousands)

	Residential (GAAP)	NewSource stand-alone (Non-GAAP)	AAMC Stand-alone (Non-GAAP)	Consolidating Entries	AAMC Consolidated (GAAP)
Assets:
Real estate held for use:
Land	$14,424	$—	$—	$—	$14,424
Rental residential properties, net	60,908	—	—	—	60,908
Real estate owned	457,045	—	—	—	457,045
Total real estate held for use, net	532,377	—	—	—	532,377
Real estate assets held for sale	92,230	—	—	—	92,230
Mortgage loans at fair value	1,959,044	—	—	—	1,959,044
Mortgage loans held for sale	12,535				12,535
Cash and cash equivalents	66,166	6,026	44,590	—	116,782
Restricted cash	13,282	—	—	—	13,282
Accounts receivable	10,313	919	1	(165)	11,068
Related party receivables	17,491	14,991	28,512	(43,503)	17,491
Investment in affiliate	18,000	—	2,000	(20,000)	—
Deferred leasing and financing costs, net	4,251	—	—	—	4,251
Prepaid expenses and other assets	373	3	1,262	—	1,638
Total assets	$2,726,062	$21,939	$76,365	$(63,668)	$2,760,698
Liabilities:
Repurchase agreements	$1,015,000	$—	$—	$—	$1,015,000
Other secured borrowings	339,082	—	—	(15,000)	324,082
Accounts payable and accrued liabilities	11,678	3,173	2,040	(165)	16,726
Related party payables	33,391	941	349	(28,512)	6,169
Total liabilities	1,399,151	4,114	2,389	(43,677)	1,361,977
Commitments and contingencies	—	—	—	—	—
Redeemable preferred stock	—	—	248,927	—	248,927
Equity:
Common stock	572	—	25	(572)	25
Additional paid-in capital	1,227,091	20,000	14,152	(1,247,091)	14,152
Retained earnings (accumulated deficit)	99,248	(2,175)	56,340	(99,239)	54,174
Treasury stock	—	—	(245,468)	—	(245,468)
Total stockholders' equity	1,326,911	17,825	(174,951)	(1,346,902)	(177,117)
Noncontrolling interest in consolidated affiliate	—	—	—	1,326,911	1,326,911
Total equity	1,326,911	17,825	(174,951)	(19,991)	1,149,794
Total liabilities and equity	$2,726,062	$21,939	$76,365	$(63,668)	$2,760,698